 Exhibit 32.2

OFFICER CERTIFICATION

PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Advanced Environmental Recycling Technologies, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. R. Brian Hanna, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 17, 2017

/s/ Timothy D. Morrison
TIMOTHY D. MORRISON
Chief Executive Officer and Director
(principal executive officer)

/s/ J.R. Brian Hanna
J. R. BRIAN HANNA
Chief Financial Officer
(principal accounting officer)